Exhibit 10.12

Execution Copy

AMENDMENT NO. 4

AMENDMENT NO. 4 dated as of December 12, 2006 (this “Amendment No. 4”) to the Fourth Amended and Restated Credit Agreement dated as of February 7, 2005, (as so amended and supplemented, and as otherwise amended, supplemented and modified to the date hereof, the “Credit Agreement”), among Spectrum Brands, Inc., formerly known as Rayovac Corporation, a Wisconsin corporation (the “U.S. Borrower”), Varta Consumer Batteries GmbH & Co. KGaA, a German partnership limited by shares (the “Euro Borrower”), Rayovac Europe Limited, a limited liability company (the “UK Borrower” and, with the Euro Borrower, each a “Subsidiary Borrower” and collectively, the “Subsidiary Borrowers” and the Subsidiary Borrowers, with the U.S. Borrower, each a “Borrower” and collectively, the “Borrowers”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), Citicorp North America, Inc., as Syndication Agent, Merrill Lynch Capital Corporation, as Co-Documentation Agent and Managing Agent, LaSalle Bank National Association, as Co-Documentation Agent and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender (the “Swing Line Lender”) and L/C Issuer (the “L/C Issuer”). Capitalized terms not otherwise defined in this Amendment No. 4 have the same meanings as specified in the Credit Agreement.

PRELIMINARY STATEMENTS:

The U.S. Borrower has requested that the Lenders amend the Credit Agreement as set forth below, and the Lenders party hereto have so agreed, on the terms and subject to the conditions set forth below.

NOW, THEREFORE, it is hereby agreed as follows:

SECTION 1. Amendments. The Credit Agreement is, effective as of the Amendment No. 4 Effective Date (as hereinafter defined), amended as follows:

(a)	Section 1.01 of the Credit Agreement is amended by adding the following defined term thereto in the appropriate alphabetical position:

“Amendment No. 4 Effective Date” means the date of satisfaction of the conditions precedent to effectiveness set forth in Section 2 of Amendment No. 4 to this Agreement dated as of December 12, 2006 among the Borrowers, the Administrative Agent, and the Lenders party thereto.

(b)	Section 1.01 of the Credit Agreement is further amended by adding the following sentence to the end of the definition of “Applicable Rate”: “Notwithstanding any provision of this definition to the contrary, at all times during the period from the Amendment No. 4 Effective Date until the date on which the Borrower has prepaid a principal amount of Term Loans equal to at least $500,000,000 with the proceeds of one or more Dispositions, the Applicable Rate otherwise in effect shall be increased for all purposes under this Agreement by an additional 0.25% per annum.”

(c)	Section 7.11 of the Credit Agreement is amended as follows:

(i)	clause (a) of such Section is amended by replacing the table that appears therein with the following:

Four Fiscal Quarters Ending Nearest	Minimum Consolidated Interest Coverage Ratio
March 31, 2006 through September 30, 2006	1.70:1.00
December 31, 2006 through March 31, 2007	1.30:1.00
June 30, 2007 through March 31, 2008	1.75:1.00
June 30, 2008 through June 30, 2009	2.25:1.00
September 30, 2009 and each fiscal quarter thereafter	2.50:1.00

(ii)	clause (b) of such Section is amended by replacing the table that appears therein with the following:

Four Fiscal Quarters Ending Nearest	Maximum Consolidated Leverage Ratio
March 31, 2006 through June 30, 2006	7.95:1.00
September 30, 2006	7.75:1.00
December 31, 2006	9.75:1.00
March 31, 2007	8.75:1.00
June 30, 2007	7.00:1.00
September 30, 2007	6.50:1.00
December 31, 2007	6.25:1.00
March 31, 2008	6.00:1.00
June 30, 2008	5.75:1.00
September 30, 2008 through June 30, 2009	5.50:1.00
September 30, 2009 through June 30, 2010	4.50:1.00
September 30, 2010 and each fiscal quarter thereafter	4.00:1.00

SECTION 2. Conditions of Effectiveness. This Amendment No. 4 shall become effective as of the date first above written (the “Amendment No. 4 Effective Date”) when, and only when, each of the following conditions set forth in this Section 2(a) shall have been satisfied:

(a)	Execution of Counterparts. The Administrative Agent shall have received counterparts of (i) this Amendment No. 4 executed by (A) each Borrower, (B) the Administrative Agent and (C) the Required Lenders and (ii) the consent attached hereto (the “Consent”) executed by each domestic Guarantor.

(b)	Amendment Fee. The Administrative Agent shall have received, for the benefit of each Lender that executes this Amendment No. 4 by no later than 12 PM (New

York City time) on December 12, 2006, an upfront fee equal to 0.10% of the aggregate Loans and Commitments of each such Lender under the Credit Agreement as of the date hereof.

(c)	Payment of Fees and Expenses. The U.S. Borrower shall have paid (i) all reasonable fees and expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 4 or otherwise required to be paid in connection with this Amendment No. 4, (ii) the fees required to be paid pursuant to Section 2 hereof and (iii) all other fees and expenses required to be paid under the Loan Documents and remaining outstanding on or prior to the date of this Amendment No. 4 (including reasonable fees and expenses of counsel), in each case, for which the invoice for such fees and expenses shall have been presented to the U.S. Borrower no later than one Business Day prior to December 12, 2006.

(d)	Certificates. The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary (or another Responsible Officer) of the U.S. Borrower certifying (i) the names and true signatures of the officers of such Borrower authorized to sign this Amendment No. 4 and the other documents to be delivered hereunder, (ii) that no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any third party to any agreements and instruments of such Borrower is required for the due execution, delivery or performance by such Borrower of this Amendment No. 4, (iii) (A) the representations and warranties contained in Section 4 of this Amendment No. 4 are true and correct in all material respects and (B) after giving effect to this Amendment No. 4, the representations and warranties of each Borrower and each other Loan Party contained in each of the Loan Documents are true and correct on and as of the Amendment No. 4 Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date) and (iv) after giving effect to this Amendment, no Default has occurred and is continuing or would result from this Amendment or the matters and transactions contemplated hereby.

(e)	Authorizations. All governmental authorizations and all third party consents and approvals necessary in connection with the Amendment No. 4 and the transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect; and no Law shall be applicable in the judgment of the Lenders, in each case that restrains, prevents or imposes materially adverse conditions upon the Amendment No. 4 and the transactions contemplated hereby or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

(f)	Legal Details, Etc. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Administrative Agent.

SECTION 3. Effect on Credit Agreement. (a) On and after the effectiveness of this Amendment No. 4, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 4. The execution, delivery and effectiveness of this Amendment No. 4 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. For the avoidance of doubt, notwithstanding any amendment to the Credit Agreement effected hereby, any action taken by the Company prior to the Amendment No. 4 Effective Date which was in compliance with the terms of the Credit Agreement prior to the effectiveness hereof and at the time of such action shall not be considered to contravene any provision of the Credit Agreement as amended by this Amendment No. 4.

(b)	Each party hereto hereby acknowledges and consents to the amendment to the Credit Agreement and the terms and provisions thereof on the terms set forth in this Amendment No. 4. Each party hereto hereby reaffirms the covenants and agreements contained in each Loan Document and confirms that each Loan Document, as specifically amended by Amendment No. 4 in the case of the Credit Agreement, is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except that upon the effectiveness of this Agreement, all references contained therein to the “Credit Agreement” shall mean the Credit Agreement as amended by Amendment No. 4.

SECTION 4. Representations and Warranties. The U.S. Borrower represents and warrants as follows:

(a)	The execution, delivery and performance by each Loan Party of this Amendment No. 4 and any other documents, instruments and agreements in connection herewith, and the consummation of the transactions contemplated hereby and thereby, are within such Loan Party’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or require any payment (other than the payment required to be made pursuant to this Amendment No. 4) to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) violate any Law; or (iv) result in the creation of any Lien other than a Lien expressly permitted under Section 7.01 of the Credit Agreement.

(b)	No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment No. 4 or any other Loan Document, or for the consummation of the transactions contemplated hereby.

(c)	This Amendment No. 4 and the Consent have been duly executed and delivered by each Loan Party that is party hereto. This Amendment No. 4 constitutes,

and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms.

SECTION 5. Payment of Fees. The U.S. Borrower agrees to pay on demand all reasonable fees, costs and expenses (including, without limitation, as separately agreed to in writing) of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment No. 4 and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment No. 4 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 4 by telecopier or electronic pdf shall be effective as delivery of a manually executed counterpart of this Amendment No. 4.

SECTION 7. Governing Law; Jurisdiction. (a) This Amendment No. 4 shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)	THE BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 4, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT NO. 4, THE CREDIT AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT NO. 4 OR ANY OTHER LOAN DOCUMENT AGAINST A BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 4 to be executed and delivered by their duly authorized officer as of the date first above written.

SPECTRUM BRANDS, INC., as the U.S. Borrower

By:	/s/ Randell J. Steward
Title: Executive Vice President and Chief Financial Officer

VARTA CONSUMER BATTERIES Gmbh & Co. KGaA, as the Euro Borrower		RAYOVAC EUROPE LIMITED, as the UK Borrower

By:	/s/ Andreas Rouve, Remy Burel	By:	/s/ Remy Burel
	Title: Managing Director		Title: Director

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Liliana Claar
Title: Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Kevin M. Behan
Title: Senior Vice President

CONSENT

CONSENT dated as of December 12, 2006 (this “Consent”), to the foregoing Amendment No. 4 dated as of the date hereof (“Amendment No. 4”) hereof to the Fourth Amended and Restated Credit Agreement dated as of February 7, 2005, as amended, supplemented or otherwise modified to the date hereof (the “Credit Agreement”), among Spectrum Brands, Inc., formerly known as Rayovac Corporation, a Wisconsin corporation (the “U.S. Borrower”), Varta Consumer Batteries GmbH & Co. KGaA, a German partnership limited by shares (the “Euro Borrower”), Rayovac Europe Limited, a limited liability company (the “UK Borrower and, with the Euro Borrower, each a “Subsidiary Borrower” and collectively, the “Subsidiary Borrowers” and the Subsidiary Borrowers, with the U.S. Borrower, each a “Borrower” and collectively, the “Borrowers”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), Citicorp North America, Inc., as Syndication Agent, Merrill Lynch Capital Corporation, as Co-Documentation Agent and Managing Agent, LaSalle Bank National Association, as Co-Documentation Agent and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender (the “Swing Line Lender”) and L/C Issuer (the “L/C Issuer”). Capitalized terms used in this Consent without definition shall have the respective meanings provided in the Credit Agreement.

Each of the UK Borrower, the Euro Borrower and each of the undersigned Guarantors, as a Guarantor under one or more of the Guaranties in favor of the Secured Parties, hereby consents to Amendment No. 4 and hereby confirms and agrees that notwithstanding the effectiveness of Amendment No. 4, the Guaranties are, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of Amendment No. 4, each reference in each Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by Amendment No. 4.

IN WITNESS WHEREOF, the undersigned have caused this Consent to be executed and delivered by their duly authorized officers as of the date first above written.

ROV INTERNATIONAL FINANCE COMPANY		RAYOVAC EUROPE GmbH

By:	/s/ James T. Lucke	By:	/s/ Andreas Rouve, Remy Burel
	Title: Director, Secretary, and Treasurer		Title: Managing Director

ROV GERMAN LIMITED GmbH		ROV GERMAN GENERAL PARTNER GmbH

By:	/s/ Andreas Rouve, Remy Burel	By:	/s/ Andreas Rouve, Remy Burel
	Title: Managing Director		Title: Managing Director

SPECTRUM BRANDS HOLDINGS B.V.		SPECTRUM BRANDS EUROPE GmbH, SULZBACH

By:	/s/ Pam Behari	By:	/s/ Andreas Rouve, Remy Burel
	Title: Director		Title: Managing Director

TETRA JAPAN K.K.

By:	/s/ Kevin Brenner
Title: Representative Director

TETRA HOLDING (US), INC.

By:	/s/ James T. Lucke
Title: Assistant Secretary

ROVCAL, INC.

ROV HOLDING, INC.

UNITED INDUSTRIES CORPORATION

SPECTRUM NEPTUNE US HOLDCO CORP.

SCHULTZ COMPANY

UNITED PET GROUP, INC.

AQUARIUM SYSTEMS, INC.

PERFECTO MANUFACTURING, INC.

SOUTHERN CALIFORNIA FOAM, INC.

AQUARIA, INC.

DB ONLINE, LLC

THE WONDER PROPERTY COMPANY

SOUTHERN WONDER PROPERTY COMPANY

SOUTHERN WONDER COMPANY

JUNGLE LABORATORIES CORPORATION

THE WONDER COMPANY

By:	/s/ James T. Lucke
Title: Secretary

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